UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2015

Commission File Number:  001-35300

UBIQUITI NETWORKS, INC.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
33-0097377
(IRS Employer Identification No.)

2580 Orchard Parkway, San Jose, California 95131
(Address of principal executive offices)

408-942-0385
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2015, Ubiquiti Networks, Inc. (the "Company") issued a press release announcing its preliminary financial results for the fiscal quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The Company hereby furnishes the information relating to its preliminary financial results for the fiscal quarter ended March 31, 2015 set forth in the press release issued on April 23, 2015 and which is incorporated herein by reference. This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2015, Craig L. Foster resigned from his position as Chief Financial Officer of the Company. Mr. Foster also resigned from the Company's Board of Directors. Mr. Foster's resignation was not due to any disagreement with the Company regarding its operations, financial reporting, policies or procedures.

Hartley Nisenbaum has been appointed as the interim Chief Financial Officer. Mr. Foster's duties as principal financial officer and principal accounting officer will be performed on an interim basis by Rohit Chakravarthy, Vice President of Finance and Corporate Controller, who has also been appointed as the Company's Chief Accounting Officer. The Company is conducting a search for a new Chief Financial Officer.

Nisenbaum, 35, has been with the Company since September 2014. From September 2006 to August 2014, Mr. Nisenbaum served in the private equity and mergers and acquisitions groups at Kirkland & Ellis LLP and DLA Piper LLP. Mr. Nisenbaum holds an M.B.A. in Finance and Accounting from the University of Chicago Booth School of Business and a J.D. from the University of Chicago Law School, where he was a John M. Olin Fellow in Law and Economics and a member of the University of Chicago Law Review.

Chakravarthy, 40, has been with the Company since March 2014. From June 2006 to March 2014, Mr. Chakravarthy served in various positions at Silicon Image, Inc., most recently in the capacity of Senior Director, Corporate Controller, where he was responsible for managing worldwide accounting and financial reporting activities. Mr. Chakravarthy has a degree in Accounting and Finance from The University of Madras in India and is also a Certified Public Accountant.

The Company hereby incorporates by reference the information relating to the resignation of Mr. Foster and the appointment of Messers. Nisenbaum and Chakravarthy set forth in the press release issued on April 23, 2015.
A copy of the press release, issued on April 23, 2015, announcing the resignation of Mr. Foster is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI NETWORKS, INC.

Date:   April 23, 2015
By:	/s/ Robert J. Pera

Name: Robert J. Pera
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 23, 2015.